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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 26, 1999
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


          Pennsylvania                                    25-1435979
-------------------------------                        ----------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS

On October 26, 1999, PNC Funding Corp ("Funding") and PNC Bank Corp. (the "Corporation") entered into an Underwriting Agreement with Salomon Smith Barney Inc., as representative of the several underwriters, relating to the public offering of $400,000,000 aggregate principal amount (the "Principal Amount") of 7.50% Subordinated Notes Due 2009 of Funding (the "7.50% Notes") at a purchase price of 99.564% of the Principal Amount, plus accrued interest, if any, from November 2, 1999. The 7.50% Notes are guaranteed, on a subordinated basis, as to payment of principal and interest by the Corporation (the "Guarantees"). The closing is expected to occur on November 2, 1999.

The Underwriting Agreement is attached to this Current Report on Form 8-K as
Exhibit 1. The 7.50% Notes are being issued pursuant to a Registration Statement on Form S-3 (No. 333-88479), initially filed with the Securities and Exchange Commission (the "SEC") on October 5, 1999, amended by Pre-Effective Amendment No. 1 filed with the SEC on October 20, 1999, and declared effective on October 22, 1999. A Prospectus Supplement dated October 26, 1999 relating to the 7.50% Notes was filed with the SEC pursuant to Rule 424(b)(2) and Rule 424(c) under the Securities Act of 1933, as amended, on October 28, 1999.

The form of Subordinated Debt Security and related Guarantee previously filed as Exhibit 4.10 to the Corporation's Registration Statement on Form S-3 filed September 29, 1997 (No. 333-34709) is substantially identical to the form of the 7.50% Note and related Guarantee, except as follows. With respect to the 7.50% Notes, the CUSIP Number is 693476AP8, and they bear interest at a rate of 7.50% per annum from November 2, 1999, payable semi-annually in arrears on May 1 and November 1 of each year, commencing May 1, 2000 (each, an "Interest Payment Date") to persons in whose names the 7.50% Notes are registered at the close of business on the April 15 and October 15, as the case may be, next preceding such Interest Payment Dates. The 7.50% Notes mature on November 1, 2009. The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, is the Trustee.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith or incorporated herein by reference to documents previously or to be filed.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PNC BANK CORP.
                                            (Registrant)


Date:  October 29, 1999                     By: /s/ ROBERT L. HAUNSCHILD
                                               --------------------------------
                                                Robert L. Haunschild
                                                Senior Vice President and
                                                Chief Financial Officer


                                  EXHIBIT INDEX

1 Underwriting Agreement dated as of October 26, 1999, among PNC Funding Corp, PNC Bank Corp., and the underwriters named therein, filed herewith. (See Item 5).

4        Form of Note and related Guarantee incorporated herein by reference to
         Exhibit 4.10 of the Registration Statement on Form S-3 filed
         September 29, 1997 (No. 333-34709). (See Item 5).





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